UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

______________________________

WASHINGTON, D.C.  20549

FORM 8-K/A

Current Report
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

MARCH 28, 2011

Greystone Logistics, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	000-26331	75-2954680
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1613 E. 15th, Tulsa, Oklahoma                                 74120
(Address of principal executive offices)                    (Zip Code)

(918) 583-7441
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends and restates in its entirety the Current Report on Form 8-K filed by the registrant on April 1, 2011 (the “Original Form 8-K”).  The Original Form 8-K is being amended and restated by this Form 8-K/A in order to disclose certain additional information relating to the matters discussed in the Original Form 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

On March 28, 2011, The F&M Bank & Trust Company (“F&M”), Greystone Manufacturing, L.L.C. (“Greystone Manufacturing”), a wholly-owned subsidiary of the registrant, and GLOG Investment, L.L.C. (“GLOG”), an entity owned by Warren F. Kruger (“W. Kruger”), President, Chief Executive Officer and a director of the registrant, and Robert B. Rosene, Jr. (“R. Rosene”), a director of the registrant, entered into two amendments (collectively, the “2011 Amendments”) to that certain Loan Agreement, dated March 4, 2005, by and among such parties (as amended from time to time, the “Loan Agreement”).  The 2011 Amendments (a) have an effective date of March 15, 2011, (b) cause all of Greystone Manufacturing’s accrued debt under the Loan Agreement to be transferred into a single term loan facility, with such facility being in the aggregate principal amount of $6,097,776.21 and having a maturity date of March 13, 2014, (c) renew GLOG’s obligations under the Loan Agreement in the principal amount of $3,722,154.67 until March 15, 2014, (d) provide for cross-collateralization and cross-default among property and debts of Greystone Manufacturing, GLOG and Greystone Real Estate, L.L.C., an entity owned by W. Kruger and R. Rosene, (e) impose certain guaranty requirements on W. Kruger and R. Rosene, and (f) add to the Loan Agreement certain financial covenants, reporting requirements and other provisions that are customary in such types of agreements.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion in Item 1.01 of this Current Report on Form 8-K/A is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

A provision of the registrant’s Code of Ethics (the “Code of Ethics”) requires its directors, officers and employees to avoid conflicts of interest and for the Board of Directors to preapprove any action that could be a conflict of interest.  The cross-collateralization and cross-default provisions of the 2011 Amendments described in subparagraph (d) of Item 1.01 of this Current Report on Form 8-K/A could constitute a conflict of interest under such provision of the Code of Ethics in so far as they may cause the registrant to become responsible for the debt of entities wholly owned by the directors and/or officers of the registrant.  The registrant’s Board of Directors granted an implicit waiver to such provision of the Code of Ethics, effective as of March 28, 2011.   The cross-collateralization and cross-default provisions contained in the 2011 Amendments were added at the insistence of F&M in connection with the upsize and renewal of the Loan Agreement.  The registrant’s management and the members of the registrant's Board of Directors considered the 2011 Amendments to be in the best interest of the registrant even with the cross-collateralization and cross-default provisions contained therein as F&M would not have agreed to such upsize and renewal in the absence of the cross-collateralization and cross-default provisions.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

10.1	2011 Amendment to Loan Agreement dated March 4, 2005

10.2	Promissory Note dated March 15, 2011, executed by Greystone Manufacturing, L.L.C. in favor of The F&M Bank & Trust Company

10.3	Second 2011 Amendment to Loan Agreement dated March 4, 2005

10.4	Promissory Note dated March 15, 2011, executed by GLOG Investment, L.L.C. in favor of The F&M Bank & Trust Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREYSTONE LOGISTICS, INC.

Date: September 2, 2011	By:	/s/ William W. Rahhal
William W. Rahhal
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	2011 Amendment to Loan Agreement dated March 4, 2005

10.2	Promissory Note dated March 15, 2011, executed by Greystone Manufacturing, L.L.C. in favor of The F&M Bank & Trust Company

10.3	Second 2011 Amendment to Loan Agreement dated March 4, 2005

10.4	Promissory Note dated March 15, 2011, executed by GLOG Investment, L.L.C. in favor of The F&M Bank & Trust Company